                                                                    Exhibit 99.3

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.           Average     W.A.
                             Loan          Principal     Principal      Gross          Principal    Orig.                  %Owner
  Current Balance           Count            Balance      Balance       Coupon          Balance      LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                     201      $  7,555,987.68      2.00%      7.919%       $ 37,591.98    73.99%      100.00%    84.29%
50,001 - 100,000               671        52,537,589.66     13.92       7.335          78,297.45    81.00        99.85     97.01
100,001 - 150,000              750        93,431,416.76     24.75       6.943         124,575.22    82.96        99.89     99.17
150,001 - 200,000              487        84,062,552.36     22.27       6.537         172,613.04    77.18       100.00     98.76
200,001 - 250,000              244        54,532,057.87     14.45       6.411         223,492.04    77.34       100.00     99.23
250,001 - 300,000              166        44,787,029.88     11.87       6.253         269,801.38    76.43       100.00     99.33
300,001 - 350,000              108        34,850,678.40      9.23       6.062         322,691.47    75.53       100.00    100.00
350,001 - 400,000               16         5,706,573.33      1.51       6.264         356,660.83    79.37       100.00     93.27
------------------------------------------------------------------------------------------------------------------------------------
  Total:                     2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
Average:   $142,816.45
Lowest:     $19,431.55
Highest:   $384,284.94
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page l of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent      W.A.           Average      W.A.
                             Loan          Principal      Principal    Gross          Principal     Orig.                  %Owner
  Original Balance           Count          Balance        Balance      Coupon         Balance       LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                     201      $  7,555,987.68      2.00%      7.919%       $ 37,591.98    73.99%      100.00%    84.29%
50,001 - 100,000               671        52,537,589.66     13.92       7.335          78,297.45    81.00        99.85     97.01
100,001 - 150,000              747        92,982,206.96     24.63       6.946         124,474.17    82.91        99.89     99.17
150,001 - 200,000              490        84,511,762.16     22.39       6.536         172,472.98    77.26       100.00     98.77
200,001 - 250,000              243        54,283,244.81     14.38       6.418         223,387.84    77.39       100.00     99.23
250,001 - 300,000              166        44,736,034.71     11.85       6.250         269,494.19    76.57       100.00    100.00
300,001 - 350,000              109        35,150,486.63      9.31       6.057         322,481.53    75.30       100.00     99.15
350,001 - 400,000               16         5,706,573.33      1.51       6.264         356,660.83    79.37       100.00     93.27
------------------------------------------------------------------------------------------------------------------------------------
  Total:                     2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
  Average:   $143,176.61
  Lowest:     $20,000.00
  Highest:   $385,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Percent        W.A.        Average      W.A.
                             Loan          Principal       Principal      Gross       Principal     Orig.                  %Owner
  Lien Position             Count            Balance        Balance       Coupon       Balance       LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                            2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 2 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                            Percent      W.A.           Average      W.A.
                             Loan          Principal       Principal    Gross          Principal     Orig.                  %Owner
Gross Mortgage Rate          Count          Balance        Balance      Coupon         Balance       LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                    1      $    155,582.62      0.04%      4.500%       $155,582.62    44.44%      100.00%   100.00%
4.501 - 5.000                   72        15,975,220.56      4.23       4.883         221,878.06    61.56       100.00    100.00
5.001 - 5.500                  166        33,045,380.19      8.75       5.351         199,068.56    67.37       100.00     98.78
5.501 - 6.000                  409        72,193,881.36     19.13       5.842         176,513.16    74.37       100.00     98.18
6.001 - 6.500                  414        65,106,811.60     17.25       6.334         157,262.83    77.77       100.00     98.27
6.501 - 7.000                  462        66,243,241.77     17.55       6.817         143,383.64    84.15       100.00     98.46
7.001 - 7.500                  388        49,881,238.77     13.21       7.318         128,559.89    86.40        99.79     98.94
7.501 - 8.000                  375        42,851,525.45     11.35       7.799         114,270.73    85.30        99.82     98.40
8.001 - 8.500                  151        13,968,489.08      3.70       8.316          92,506.55    83.04       100.00     98.22
8.501 - 9.000                  121        12,133,920.85      3.21       8.815         100,280.34    79.84       100.00     97.64
9.001 - 9.500                   45         3,433,185.17      0.91       9.286          76,293.00    78.77       100.00     98.09
9.501 - 10.000                  30         1,985,333.34      0.53       9.791          66,177.78    77.97       100.00    100.00
10.001 - 10.500                  7           352,737.17      0.09      10.427          50,391.02    79.41       100.00    100.00
10.501 - 11.000                  1            49,961.15      0.01      10.625          49,961.15    80.00       100.00    100.00
11.001 - 11.500                  1            87,376.86      0.02      11.125          87,376.86    74.91       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:     6.676%
Lowest:   4.500%
Highest: 11.125%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 3 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                            Percent       W.A.         Average      W.A.
                             Loan          Principal       Principal     Gross        Principal     Orig.                  %Owner
Net Mortgage Rate            Count          Balance        Balance       Coupon        Balance       LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                    1      $    155,582.62      0.04%      4.500%       $155,582.62    44.44%      100.00%   100.00%
4.001 - 4.500                   72        15,975,220.56      4.23       4.883         221,878.06    61.56       100.00    100.00
4.501 - 5.000                  166        33,045,380.19      8.75       5.351         199,068.56    67.37       100.00     98.78
5.001 - 5.500                  409        72,193,881.36     19.13       5.842         176,513.16    74.37       100.00     98.18
5.501 - 6.000                  414        65,106,811.60     17.25       6.334         157,262.83    77.77       100.00     98.27
6.001 - 6.500                  462        66,243,241.77     17.55       6.817         143,383.64    84.15       100.00     98.46
6.501 - 7.000                  388        49,881,238.77     13.21       7.318         128,559.89    86.40        99.79     98.94
7.001 - 7.500                  375        42,851,525.45     11.35       7.799         114,270.73    85.30        99.82     98.40
7.501 - 8.000                  151        13,968,489.08      3.70       8.316          92,506.55    83.04       100.00     98.22
8.001 - 8.500                  121        12,133,920.85      3.21       8.815         100,280.34    79.84       100.00     97.64
8.501 - 9.000                   45         3,433,185.17      0.91       9.286          76,293.00    78.77       100.00     98.09
9.001 - 9.500                   30         1,985,333.34      0.53       9.791          66,177.78    77.97       100.00    100.00
9.501 - 10.000                   7           352,737.17      0.09      10.427          50,391.02    79.41       100.00    100.00
10.001 - 10.500                  1            49,961.15      0.01      10.625          49,961.15    80.00       100.00    100.00
10.501 - 11.000                  1            87,376.86      0.02      11.125          87,376.86    74.91       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 6.176%
  Lowest: 4.000%
  Highest: 10.625%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 4 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                            Percent      W.A.           Average      W.A.
                             Loan          Principal       Principal    Gross          Principal     Orig.                  %Owner
  Credit Score               Count          Balance         Balance     Coupon          Balance      LTV      %Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
800-824                          9      $  1,637,436.47      0.43%      5.276%       $181,937.39    47.41%      100.00%    91.78%
775-799                         23         5,172,291.51      1.37       5.342         224,882.24    57.50       100.00     98.32
750-774                         42         8,449,355.87      2.24       5.515         201,175.14    58.12       100.00     95.96
725-749                         45         6,571,954.44      1.74       5.840         146,043.43    65.66       100.00     96.92
700-724                         51         8,157,024.47      2.16       5.806         159,941.66    71.02       100.00     99.05
675-699                         99        16,072,369.47      4.26       5.953         162,347.17    77.71       100.00     98.27
650-674                        277        40,953,076.01     10.85       6.302         147,845.04    81.60       100.00     98.44
625-649                        379        52,306,255.51     13.86       6.578         138,011.23    85.04       100.00     97.54
600-624                        467        64,401,952.36     17.06       6.795         137,905.68    85.54        99.88     99.06
575-599                        476        65,455,432.88     17.34       6.661         137,511.41    80.91        99.84     98.57
550-574                        459        65,708,642.72     17.41       6.889         143,156.08    76.99       100.00     99.15
525-549                        211        29,792,571.71      7.89       7.434         141,197.02    70.83       100.00     99.21
500-524                         97        12,265,636.78      3.25       8.261         126,449.86    69.60       100.00     97.55
425-449                          1            42,187.09      0.01       7.500          42,187.09    65.00       100.00    100.00
N/A                              7           477,698.65      0.13       9.012          68,242.66    72.72       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 613
Lowest: 449
Highest: 817
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 5 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                            Percent     W.A.           Average      W.A.
                             Loan          Principal       Principal    Gross         Principal     Orig.                  %Owner
 Credit Grade                Count          Balance         Balance     Coupon         Balance       LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Yl                              50      $  5,597,373.01      1.48%      8.760%       $111,947.46    68.27%      100.00%   100.00%
Y2                             266        33,165,996.61      8.79       8.006         124,684.20    71.05       100.00     98.35
Y3                             168        25,432,388.25      6.74       6.886         151,383.26    69.46       100.00     97.92
Y4                             600        85,668,386.58     22.70       6.667         142,780.64    78.68        99.88     99.29
Y5                             300        42,003,103.40     11.13       6.616         140,010.34    82.25       100.00     98.58
Y6                             308        41,702,690.13     11.05       6.745         135,398.34    86.61        99.82     99.00
Y7                             306        42,435,025.14     11.24       6.720         138,676.55    88.22       100.00     97.50
Y8                             265        38,136,826.50     10.10       6.403         143,912.55    83.48       100.00     98.04
Y9                             380        63,322,096.32     16.78       5.855         166,637.10    71.71       100.00     98.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent      W.A.           Average       W.A.
                             Loan          Principal      Principal     Gross         Principal      Orig.                  %Owner
 Product Type                Count          Balance        Balance      Coupon         Balance       LTV      %Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2/28 6ML                     1,944      $278,843,526.34     73.87%      6.770%       $143,438.03    81.96%       99.94%    98.75%
30 YR FIXED                    362        53,702,316.92     14.23       6.386         148,348.94    68.65       100.00     97.62
3/27 6ML                       169        22,960,907.69      6.08       6.649         135,863.36    81.23       100.00     97.52
15/30 BALLOON                   74        12,590,582.22      3.34       6.175         170,143.00    64.81       100.00     99.53
15 YR FIXED                     76         7,492,431.89      1.98       6.248          98,584.63    59.34       100.00     96.55
20 YR FIXED                     11         1,121,911.46      0.30       6.510         101,991.95    60.24       100.00     97.15
25 YR FIXED                      2           341,647.87      0.09       6.117         170,823.94    62.04       100.00    100.00
10 YR FIXED                      4           241,619.86      0.06       6.606          60,404.97    37.55       100.00    100.00
1 /29 TSYlY                      1           168,941.69      0.04       7.375         168,941.69    90.00       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 6 of 16

Global Structured Finance


                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent      W.A.           Average      W.A.
                             Loan          Principal      Principal     Gross         Principal     Orig.                  %Owner
 Loan Purpose                Count          Balance        Balance      Coupon         Balance       LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi                     1,781      $280,844,351.65     74.40%      6.576%       $157,689.14    76.63%      100.00%    98.79%
Purchase                       529        48,914,001.13     12.96       7.349          92,465.03    91.35        99.63     97.42
R/T Refi                       333        47,705,533.16     12.64       6.577         143,259.86    79.44       100.00     97.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Percent       W.A.         Average        W.A.
                           Loan          Principal       Principal     Gross        Principal       Orig.                  %Owner
Property Type              Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Single family detached       2,431      $344,998,975.24     91.40%      6.692%       $141,916.49    79.24%       99.95%    98.83%
Low-rise Condo                  84        12,336,205.30      3.27       6.604         146,859.59    80.07       100.00     98.95
Multi Family - 2 Units          73        10,171,250.13      2.69       6.516         139,332.19    73.26       100.00     94.80
PUD                             40         7,123,312.79      1.89       6.548         178,082.82    75.68       100.00    100.00
High-rise Condo                  6         1,323,444.64      0.35       5.626         220,574.11    60.11       100.00     77.35
Multi Family - 4 Units           4           922,188.40      0.24       5.944         230,547.10    55.33       100.00     33.15
Multi Family - 3 Units           4           484,754.29      0.13       6.734         121,188.57    61.51       100.00     86.39
Townhouse                        1           103,755.15      0.03       7.250         103,755.15    88.89       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC Page                                      7 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average      W.A.
                             Loan          Principal      Principal      Gross       Principal     Orig.                  %Owner
 State                       Count          Balance        Balance       Coupon       Balance      LTV       %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
California                     220      $ 49,667,584.31     13.16%      5.823%       $225,761.75    65.81%      100.00%    98.84%
Maryland                       207        37,817,246.47     10.02       6.518         182,692.01    78.42       100.00     99.45
New Jersey                     161        29,458,015.72      7.80       6.513         182,969.04    73.22       100.00     99.14
Illinois                       147        22,697,077.97      6.01       6.560         154,401.89    82.05       100.00     98.75
Florida                        153        21,140,950.83      5.60       6.626         138,176.15    80.22       100.00     99.48
Other                        1,755       216,683,010.64     57.40       6.939         123,466.10    82.29        99.92     98.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Zip Code                     Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
22193                          11      $  2,431,474.14      0.64%      6.033%       $221,043.10    77.29%      100.00%   100.00%
20011                           9         1,984,813.32      0.53       6.285         220,534.81    66.03       100.00     92.45
20744                           7         1,588,883.39      0.42       6.050         226,983.34    78.85       100.00    100.00
20774                           5         1,132,974.44      0.30       6.247         226,594.89    77.53       100.00    100.00
92553                           5         1,069,780.97      0.28       6.685         213,956.19    72.60       100.00    100.00
Other                       2,606       369,255,959.68     97.83       6.687         141,694.54    79.00        99.95     98.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 8 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group


------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average       W.A.
                             Loan          Principal      Principal      Gross       Principal      Orig.                  %Owner
 Occupancy Status            Count          Balance        Balance       Coupon       Balance        LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Owner Occupied       2,569      $371,785,816.78     98.50%      6.675%       $144,720.05    79.14%       99.95%   100.00%
Investor                        70         5,367,164.70      1.42       6.760          76,673.78    61.86       100.00      0.00
Second/Vacation                  4           310,904.46      0.08       6.718          77,726.12    77.63       100.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Documentation                Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                         2,531      $359,186,313.27     95.16%      6.696%       $141,914.78    78.98%      100.00%    98.54%
Full Doc w/12Mo Bk Stmt        105        17,377,803.75      4.60       6.276         165,502.89    77.13       100.00     97.45
Full Doc w/6Mo Bk Stmt           5           721,049.86      0.19       6.342         144,209.97    72.75       100.00    100.00
No Doc                           2           178,719.06      0.05       7.577          89,359.53    94.26         0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC Page                                      9 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Original LTV                 Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.1-50.0                       176      $ 23,613,101.58      6.26%      5.975%       $134,165.35    41.20%      100.00%    94.34%
50.1-60.0                      173        25,133,180.08      6.66       6.154         145,278.50    55.52       100.00     96.62
60.1-70.0                      299        46,892,159.05     12.42       6.327         156,829.96    65.72       100.00     96.29
70.1-75.0                      213        32,018,700.89      8.48       6.626         150,322.54    73.88       100.00     97.14
75.1-80.0                      518        77,754,512.24     20.60       6.606         150,105.24    79.58       100.00     99.18
80.1-85.0                      193        29,942,940.91      7.93       6.689         155,144.77    84.68       100.00     99.79
85.1-90.0                      504        71,716,083.27     19.00       6.928         142,293.82    89.61        99.86     99.82
90.1-95.0                      305        41,982,907.57     11.12       7.048         137,648.88    94.75       100.00    100.00
95.1-100.0                     262        28,410,300.35      7.53       7.350         108,436.26    99.84        99.73    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:     78.90%
Lowest:   13.05%
Highest: 100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average       W.A.
                             Loan          Principal      Principal      Gross       Principal      Orig.                  %Owner
Delinquency (OTS Method)     Count          Balance        Balance       Coupon       Balance        LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0-29 days                    2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 10 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Prepayment Penalty Term      Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                             950      $141,157,059.39     37.40%      6.757%       $148,586.38    79.35%      100.00%    98.34%
12                              55         8,804,221.60      2.33       6.160         160,076.76    63.30       100.00     98.92
24                           1,256       172,271,880.57     45.64       6.754         137,159.14    82.36        99.90     98.88
36                             382        55,230,724.38     14.63       6.311         144,583.05    69.41       100.00     97.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    17 months
Lowest:   0 months
Highest: 36 months
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Original Term                Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
120                              4      $    241,619.86      0.06%      6.606%       $ 60,404.97    37.55%      100.00%   100.00%
180                            150        20,083,014.11      5.32       6.202         133,886.76    62.77       100.00     98.42
240                             11         1,121,911.46      0.30       6.510         101,991.95    60.24       100.00     97.15
300                              2           341,647.87      0.09       6.117         170,823.94    62.04       100.00    100.00
360                          2,476       355,675,692.64     94.23       6.704         143,649.31    79.91        99.95     98.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:     349.86 months
Lowest:   120 months
Highest:  360 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 11 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                         Percent       W.A.         Average        W.A.
                           Loan          Principal       Principal     Gross        Principal       Orig.                  %Owner
  Remaining Term           Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
115-120                          4      $    241,619.86      0.06%      6.606%       $ 60,404.97    37.55%      100.00%   100.00%
121-168                          1           107,848.85      0.03       5.000         107,848.85    48.94       100.00    100.00
169-174                         21         3,933,715.42      1.04       5.295         187,319.78    53.35       100.00     99.36
175-180                        128        16,041,449.84      4.25       6.432         125,323.83    65.17       100.00     98.17
235-240                         11         1,121,911.46      0.30       6.510         101,991.95    60.24       100.00     97.15
295-300                          2           341,647.87      0.09       6.117         170,823.94    62.04       100.00    100.00
343-348                          2           476,525.59      0.13       5.549         238,262.80    69.27       100.00    100.00
349-354                         73        12,283,118.96      3.25       5.760         168,261.90    60.61       100.00     97.14
355-360                      2,401       342,916,048.09     90.85       6.740         142,822.18    80.61        99.95     98.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    347.52 months
Lowest:  115 months
Highest: 360 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 12 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
  Loan Age                   Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                               12      $  1,336,693.01      0.35%      7.201%       $111,391.08    83.89%      100.00%   100.00%
1-6                          2,574       365,478,801.18     96.82       6.708         141,988.66    79.48        99.95     98.53
7-12                            56        10,540,542.90      2.79       5.531         188,223.98    58.36       100.00     97.16
13-18                            1           107,848.85      0.03       5.000         107,848.85    48.94       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,643      $377,463,885.94    100.00%      6.676%       $142,816.45    78.90%       99.95%    98.50%
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 2.34 months
Lowest: 0 months
Highest: 13 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 13 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average       W.A.
                             Loan          Principal      Principal      Gross       Principal      Orig.                  %Owner
 Gross Margin (ARMs)         Count          Balance        Balance       Coupon       Balance        LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                   99      $ 17,654,158.63      5.85%      5.411%       $178,324.83    68.46%      100.00%    98.40%
3.001 - 4.000                  425        72,145,844.58     23.89       5.963         169,754.93    78.26       100.00     98.57
4.001 - 5.000                  714       105,231,885.78     34.85       6.748         147,383.59    85.81        99.93     98.84
5.001 - 6.000                  531        65,349,370.16     21.64       7.279         123,068.49    83.91       100.00     98.89
6.001 - 7.000                  225        27,314,204.75      9.05       7.765         121,396.47    79.99        99.62     97.87
7.001 - 8.000                  104        12,485,843.65      4.13       8.156         120,056.19    83.50       100.00     98.36
8.001 - 9.000                   13         1,592,835.49      0.53       9.018         122,525.81    76.90       100.00    100.00
9.001 - 10.000                   3           199,232.68      0.07       9.198          66,410.89    82.48       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,114      $301,973,375.72    100.00%      6.761%       $142,844.55    81.91%       99.94%    98.66%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:     4.772%
Lowest:   2.375%
Highest:  9.250%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Initial Cap (ARMs)           Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                    1      $    168,941.69      0.06%      7.375%       $168,941.69    90.00%      100.00%   100.00%
2.001 - 3.000                2,113       301,804,434.03     99.94       6.761         142,832.20    81.91        99.94     98.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,114      $301,973,375.72    100.00%      6.761%       $142,844.55    81.91%       99.94%    98.66%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    2.999%
Lowest:  2.000%
Highest: 3.000%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 14 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
  Periodic Cap (ARMs)        Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000                        2,113      $301,804,434.03     99.94%      6.761%       $142,832.20    81.91%       99.94%    98.66%
2.000                            1           168,941.69      0.06       7.375         168,941.69    90.00       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,114      $301,973,375.72    100.00%      6.761%       $142,844.55    81.91%       99.94%    98.66%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    1.001%
Lowest:  1.000%
Highest: 2.000%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Maximum Rate (ARMs)          Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                 45      $  9,129,802.02      3.02%      4.880%       $202,884.49    69.85%      100.00%   100.00%
11.001 - 12.000                430        75,768,933.23     25.09       5.708         176,206.82    76.67       100.00     98.13
12.001 - 13.000                713       108,022,043.69     35.77       6.592         151,503.57    83.78       100.00     98.58
13.001 - 14.000                653        81,883,096.65     27.12       7.529         125,395.25    86.16        99.78     99.06
14.001 - 15.000                214        22,850,691.88      7.57       8.526         106,778.93    80.79       100.00     98.87
15.001 - 16.000                 53         4,000,854.20      1.32       9.466          75,487.82    77.39       100.00     98.36
16.001 - 17.000                  6           317,954.05      0.11      10.460          52,992.34    82.67       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,114      $301,973,375.72    100.00%      6.761%       $142,844.55    81.91%       99.94%    98.66%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:       12.765%
Lowest:     10.750%
Highest:    16.625%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 15 of 16

Global Structured Finance

                               HYPOTHETICAL POOL
                                Conforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average      W.A.
                             Loan          Principal      Principal      Gross       Principal     Orig.                  %Owner
Minimum Rate (ARMs)          Count          Balance        Balance       Coupon       Balance       LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                   45      $  9,129,802.02      3.02%      4.880%       $202,884.49    69.85%      100.00%   100.00%
5.001 - 6.000                  431        76,022,755.56     25.18       5.707         176,386.90    76.63       100.00     98.14
6.001 - 7.000                  715       108,196,606.30     35.83       6.595         151,323.92    83.78       100.00     98.58
7.001 - 8.000                  653        81,879,808.99     27.11       7.535         125,390.21    86.18        99.78     99.06
8.001 - 9.000                  211        22,425,594.60      7.43       8.542         106,282.44    80.89       100.00     98.85
9.001 - 10.000                  53         4,000,854.20      1.32       9.466          75,487.82    77.39       100.00     98.36
10.001 - 11.000                  6           317,954.05      0.11      10.460          52,992.34    82.67       100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,114      $301,973,375.72    100.00%      6.761%       $142,844.55    81.91%       99.94%    98.66%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:     6.761%
Lowest:   4.750%
Highest: 10.625%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Percent       W.A.         Average        W.A.
                             Loan          Principal      Principal      Gross       Principal       Orig.                  %Owner
Term to Roll (ARMs)          Count          Balance        Balance       Coupon       Balance         LTV      %Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
7-12                             2      $    332,489.02      0.11%      6.674%       $166,244.51    89.76%      100.00%   100.00%
13-18                            9         1,157,233.61      0.38       6.828         128,581.51    82.22       100.00    100.00
19-24                        1,934       277,522,745.40     91.90       6.770         143,496.77    81.96        99.94     98.75
31-36                          169        22,960,907.69      7.60       6.649         135,863.36    81.23       100.00     97.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,114      $301,973,375.72    100.00%      6.761%       $142,844.55    81.91%       99.94%    98.66%
------------------------------------------------------------------------------------------------------------------------------------
W.A.:    23 months
Lowest:  10 months
Highest: 36 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 16 of 16

HYPOTHETICAL BOND STRUCTURE

------------------------------------------------------------------------------------------------------------
                                                                    PRIN BEG -
NAME       DESC            SETT BAL         WAL       MOD DUR       PRIN END        BENCHMARK      SPREAD
------------------------------------------------------------------------------------------------------------
A-1        FHLMC          311,030,000       2.56        2.38         1 to 79           1mL           [ ]
A-2A       Non-Conf       289,000,000       1.00        0.97         1 to 21           1mL           [ ]
A-2B       Non-Conf       309,544,000       3.11        2.90         21 to 72          1mL           [ ]
A-2C       Non-Conf        66,322,000       6.52        5.79         72 to 79          1mL           [ ]
M1         Mezz            66,323,000       4.63        4.20         39 to 79          1mL           [ ]
M2         Mezz            23,687,000       4.60        4.17         39 to 79          1mL           [ ]
M3         Mezz            16,581,000       4.59        4.16         38 to 79          1mL           [ ]
M4         Mezz            11,843,000       4.58        4.13         38 to 79          1mL           [ ]
M5         Mezz            11,844,000       4.58        4.13         38 to 79          1mL           [ ]
M6         Mezz            12,435,000       4.58        4.12         38 to 79          1mL           [ ]
M7         Mezz            11,844,000       4.56        4.05         37 to 79          1mL           [ ]
M8         Mezz            11,843,000       4.56        4.03         37 to 79          1mL           [ ]
M9         Mezz            11,844,000       4.56        3.97         37 to 79          1mL           [ ]
M10        Mezz             6,701,052       4.50        3.71         37 to 79          1mL           [ ]
B1         Mezz             4,309,156       4.33        3.57         37 to 71          1mL           [ ]
B2         Mezz             4,656,739       4.09        3.37         37 to 64          1mL           [ ]
B3         Mezz             6,085,642       3.44        2.89         37 to 53          1mL           [ ]
------------------------------------------------------------------------------------------------------------



ASSUMPTIONS
Initial OC/ Target OC/ OC Floor is 0.50%/ 0.50%/ 0.50%
Prepay speed is as defined below:
100% FRM PPC (23 HEP) 100% ARM PPC (4 to 35 CPR over 24 months)

BOND CLASS: A-1 (TO CALL)

-------------------------------------------------------------------------------------------------------------
PPC                        0%              50%              75%         100%          125%          150%
-------------------------------------------------------------------------------------------------------------
       WAL (Yrs)          18.26            4.70            3.32         2.56          2.04          1.64
        Mod Dur           13.17            4.14            3.03         2.38          1.92          1.56
 First Prin Pay         5/25/2005       5/25/2005        5/25/2005    5/25/2005    5/25/2005      5/25/2005
       Maturity        10/25/2033       2/25/2018        2/25/2014   11/25/2011    7/25/2010      7/25/2009
Prin Win (Months)          342             154              106          79            63            51
-------------------------------------------------------------------------------------------------------------

BOND CLASS: A-1 (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PPC                        0%             50%            75%          100%           125%          150%
------------------------------------------------------------------------------------------------------------
       WAL (Yrs)          18.32           5.00          3.55          2.74           2.18          1.74
        Mod Dur           13.19           4.32          3.19          2.51           2.03          1.65
 First Prin Pay         5/25/2005      5/25/2005      5/25/2005     5/25/2005     5/25/2005      5/25/2005
       Maturity         2/25/2035      3/25/2030     11/25/2023     9/25/2019     9/25/2016      7/25/2014
Prin Win (Months)          358            299            223           173           137            111
------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                            GR I NATURAL AFC                GR I NATURAL AFC
        PERIOD              (CURRENT LIBOR)                  (LIBOR AT 20%)
-------------------------------------------------------------------------------
          1                     6.84%                            6.84%
          2                     5.96%                            5.96%
          3                     6.16%                            6.16%
          4                     5.96%                            5.96%
          5                     5.96%                            5.96%
          6                     6.16%                            6.16%
          7                     5.96%                            5.96%
          8                     6.16%                            6.16%
          9                     5.96%                            5.96%
          10                    5.96%                            5.96%
          11                    6.60%                            6.60%
          12                    5.96%                            5.96%
          13                    6.16%                            6.16%
          14                    5.96%                            5.96%
          15                    6.16%                            6.16%
          16                    5.96%                            5.96%
          17                    5.96%                            5.96%
          18                    6.16%                            6.16%
          19                    5.96%                            5.96%
          20                    6.16%                            6.16%
          21                    5.96%                            5.96%
          22                    5.96%                            5.96%
          23                    7.69%                            8.97%
          24                    6.95%                            8.10%
          25                    7.17%                            8.36%
          26                    6.94%                            8.08%
          27                    7.17%                            8.35%
          28                    6.93%                            8.07%
          29                    6.93%                            8.77%
          30                    7.16%                            9.05%
          31                    6.92%                            8.75%
          32                    7.15%                            9.03%
          33                    6.91%                            8.73%
          34                    6.91%                            8.73%
          35                    7.47%                           10.24%
          36                    6.98%                            9.57%
          37                    7.21%                            9.87%
          38                    6.98%                            9.54%
          39                    7.20%                            9.85%
          40                    6.97%                            9.52%
          41                    6.96%                           10.24%
          42                    7.19%                           10.57%
          43                    6.95%                           10.21%
          44                    7.18%                           10.54%
          45                    6.95%                           10.19%
          46                    6.94%                           10.17%
          47                    7.68%                           11.31%
          48                    6.93%                           10.20%
          49                    7.16%                           10.52%
          50                    6.92%                           10.17%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                                HYPOTHETICAL POOL
                                      TOTAL


                                 GROSS            NOTE       INITIAL      PERIODIC     MAXIMUM      MINIMUM
        GROUP                 MORTGAGE RATE      MARGIN      RATE CAP     RATE CAP       RATE        RATE
        -----                 -------------      ------      --------     --------      ------      ------
          1                       6.676          4.772        2.999        1.001        12.765       6.761
          2                       6.676          4.678        2.997        1.004        12.663       6.642
                                  -----          -----        -----        -----        ------       -----
        GRAND TOTAL:              6.676          4.711        2.998        1.003        12.699       6.683
                                  =====          =====        =====        =====        ======       =====


Banc of America Securities LLC

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Percent      W.A.       Average     W.A.
                                   Loan           Principal   Principal     Gross     Principal     Orig.                   %Owner
  Current Balance                 Count             Balance     Balance    Coupon       Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
  1 - 50,000                        620      $23,324,461.15        1.97%    8.025%   $37,620.10     72.53%      100.00%      84.40%
  50,001 - 100,000                1,711      133,146,442.04       11.24     7.373     77,817.91     79.06        99.90       96.73
  100,001 - 150,000               1,842      229,505,712.46       19.38     6.972    124,595.94     80.66        99.96       98.58
  150,001 - 200,000               1,365      236,728,054.35       19.99     6.662    173,427.15     78.93        99.92       98.69
  200,001 - 250,000                 793      176,766,894.26       14.93     6.540    222,909.07     79.56       100.00       99.00
  250,001 - 300,000                 479      130,386,649.59       11.01     6.389    272,205.95     79.23       100.00       98.71
  300,001 - 350,000                 297       96,194,747.75        8.12     6.273    323,888.04     78.67       100.00       98.98
  350,001 - 400,000                 196       73,814,315.17        6.23     6.107    376,603.65     76.86       100.00       99.48
  400,001 - 450,000                  64       27,311,376.19        2.31     6.200    426,740.25     80.45        98.46      100.00
  450,001 - 500,000                  35       16,762,906.41        1.42     5.996    478,940.18     79.08       100.00      100.00
  500,001+                           68       40,399,336.25        3.41     6.135    594,107.89     72.38       100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
  Total:                          7,470   $1,184,340,895.62      100.00%    6.676%  $158,546.30     78.94%       99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
  Average: $158,546.30
  Lowest: $11,988.61
  Highest: $816,146.99
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page l of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Percent      W.A.       Average     W.A.
                                   Loan           Principal   Principal     Gross     Principal     Orig.                   %Owner
  Original Balance                Count             Balance     Balance    Coupon       Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
   49,999 <=                        581       $21,380,311.28       1.81%    8.023%   $36,799.16     73.63%       100.00%      84.38%
   50,000  -  99,999              1,683       128,440,482.89      10.84     7.406     76,316.39     79.32         99.90       96.59
  100,000  - 149,999              1,842       226,230,437.12      19.10     6.987    122,817.83     80.69         99.95       98.60
  150,000  - 199,999              1,374       235,227,592.44      19.86     6.671    171,199.12     79.09        100.00       98.72
  200,000  - 249,999                829       182,715,989.16      15.43     6.549    220,405.29     79.13         99.90       98.77
  250,000  - 299,999                478       128,992,342.97      10.89     6.387    269,858.46     79.47        100.00       98.93
  300,000  - 349,999                306        98,184,095.96       8.29     6.282    320,863.06     78.57        100.00       98.70
  350,000  - 399,999                181        67,169,828.81       5.67     6.176    371,104.03     78.05        100.00       99.43
  400,000  - 449,999                 86        35,693,923.68       3.01     5.982    415,045.62     75.57         98.83      100.00
  450,000  - 499,999                 38        17,914,681.11       1.51     6.124    471,438.98     81.57        100.00      100.00
  500,000+                           72        42,391,210.20       3.58     6.111    588,766.81     71.96        100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
  Total:                          7,470    $1,184,340,895.62     100.00%    6.676%  $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
  Average:       $159,068.43
  Lowest:         $12,000.00
  Highest:       $817,000.00
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                Percent      W.A.       Average     W.A.
                                   Loan           Principal   Principal     Gross     Principal     Orig.                   %Owner
  Lien Position                   Count             Balance     Balance    Coupon       Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 1                                7,470   $1,184,340,895.62     100.00%     6.676%  $158,546.30     78.94%       99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                           7,470   $1,184,340,895.62     100.00%     6.676%  $158,546.30     78.94%       99.93%      98.38%


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 2 of 19

Global Structured Finance

                               HYPOTHETICAL POOL
                                     Total


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Percent      W.A.       Average     W.A.
                                   Loan           Principal   Principal     Gross     Principal     Orig.                   %Owner
  Gross Mortgage Rate             Count             Balance     Balance    Coupon       Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
   4.001 -  4.500                     2         $551,853.62        0.05%     4.500% $275,926.81     58.86%       100.00%     100.00%
   4.501 -  5.000                   181       44,812,394.39        3.78      4.874   247,582.29     66.54        100.00       98.74
   5.001 -  5.500                   439       99,885,601.96        8.43      5.365   227,529.85     70.48        100.00       99.15
   5.501 -  6.000                 1,003      203,759,519.25       17.20      5.838   203,150.07     75.10         99.91       98.32
   6.001 -  6.500                 1,254      228,411,631.24       19.29      6.325   182,146.44     79.27        100.00       98.51
   6.501 -  7.000                 1,521      244,956,584.72       20.68      6.814   161,049.69     82.00        100.00       97.95
   7.001 -  7.500                 1,080      151,518,321.39       12.79      7.311   140,294.74     84.44         99.66       98.47
   7.501 -  8.000                   921      110,826,651.53        9.36      7.804   120,332.95     83.30         99.88       98.44
   8.001 -  8.500                   430       42,782,550.50        3.61      8.311    99,494.30     81.36        100.00       97.94
   8.501 -  9.000                   339       34,352,883.35        2.90      8.793   101,335.94     78.92        100.00       98.45
   9.001 -  9.500                   142       12,104,282.92        1.02      9.288    85,241.43     77.53        100.00       99.07
   9.501 - 10.000                    95        6,768,903.33        0.57      9.815    71,251.61     76.48        100.00       97.94
  10.001 - 10.500                    44        2,576,037.02        0.22     10.358    58,546.30     76.10        100.00       92.56
  10.501 - 11.000                    12          671,174.32        0.06     10.732    55,931.19     72.08        100.00      100.00
  11.001 - 11.500                     6          290,346.76        0.02     11.141    48,391.13     71.80        100.00      100.00
  11.501 - 12.000                     1           72,159.32        0.01     11.650    72,159.32     85.00        100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
  Total:                          7,470   $1,184,340,895.62      100.00%     6.676% $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
  W.A.:     6.676%
  Lowest:   4.500%
  Highest: 11.650%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 3 of 19

Global Structured Finance

                               HYPOTHETICAL POOL
                                     Total


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
  Net Mortgage Rate            Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
  3.501 -  4.000                   2         $551,853.62        0.05%     4.500%    $275,926.81     58.86%       100.00%     100.00%
  4.001 -  4.500                 181       44,812,394.39        3.78      4.874      247,582.29     66.54        100.00       98.74
  4.501 -  5.000                 439       99,885,601.96        8.43      5.365      227,529.85     70.48        100.00       99.15
  5.001 -  5.500               1,003      203,759,519.25       17.20      5.838      203,150.07     75.10         99.91       98.32
  5.501 -  6.000               1,254      228,411,631.24       19.29      6.325      182,146.44     79.27        100.00       98.51
  6.001 -  6.500               1,521      244,956,584.72       20.68      6.814      161,049.69     82.00        100.00       97.95
  6.501 -  7.000               1,080      151,518,321.39       12.79      7.311      140,294.74     84.44         99.66       98.47
  7.001 -  7.500                 921      110,826,651.53        9.36      7.804      120,332.95     83.30         99.88       98.44
  7.501 -  8.000                 430       42,782,550.50        3.61      8.311       99,494.30     81.36        100.00       97.94
  8.001 -  8.500                 339       34,352,883.35        2.90      8.793      101,335.94     78.92        100.00       98.45
  8.501 -  9.000                 142       12,104,282.92        1.02      9.288       85,241.43     77.53        100.00       99.07
  9.001 -  9.500                  95        6,768,903.33        0.57      9.815       71,251.61     76.48        100.00       97.94
  9.501 - 10.000                  44        2,576,037.02        0.22     10.358       58,546.30     76.10        100.00       92.56
 10.001 - 10.500                  12          671,174.32        0.06     10.732       55,931.19     72.08        100.00      100.00
 10.501 - 11.000                   6          290,346.76        0.02     11.141       48,391.13     71.80        100.00      100.00
 11.001 - 11.500                   1           72,159.32        0.01     11.650       72,159.32     85.00        100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
  Total:                       7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
  W.A.:      6.176%
  Lowest:    4.000%
  Highest:  11.150%
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 4 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
  Credit Score                 Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
800-824                           18   $    3,785,905.77        0.32%     5.343%    $210,328.10     60.07%       100.00%      87.53%
775-799                           62       14,550,391.67        1.23      5.569      234,683.74     64.76        100.00       96.14
750-774                           94       20,262,939.70        1.71      5.572      215,563.19     63.82        100.00       98.32
725-749                           99       18,851,844.23        1.59      5.802      190,422.67     71.66        100.00       96.90
700-724                          149       28,426,484.25        2.40      5.829      190,781.77     75.10        100.00       97.99
675-699                          319       61,371,685.08        5.18      6.091      192,387.73     79.63         99.91       98.44
650-674                          681      114,357,550.28        9.66      6.356      167,925.92     82.24        100.00       97.94
625-649                        1,064      171,510,525.35       14.48      6.518      161,194.10     83.20         99.89       97.94
600-624                        1,394      221,711,068.44       18.72      6.666      159,046.68     82.89         99.97       98.81
575-599                        1,385      217,085,713.87       18.33      6.705      156,740.59     79.54         99.76       98.43
550-574                        1,215      183,519,383.27       15.50      6.860      151,044.76     76.79        100.00       98.74
525-549                          664       91,388,937.97        7.72      7.546      137,633.94     71.96        100.00       98.95
500-524                          286       34,515,615.11        2.91      8.485      120,683.97     71.24        100.00       98.67
425-449                            1           42,187.09        0.00      7.500       42,187.09     65.00        100.00      100.00
N/A                               39        2,960,663.54        0.25      8.157       75,914.45     71.06        100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.:    613
Lowest:  449
Highest: 820
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC Page                                     5 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                      Total


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
  Credit Grade                 Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------

Yl                               163   $   18,493,766.76        1.56%     8.838%    $113,458.69     69.48%       100.00%     100.00%
Y2                               758       93,776,902.82        7.92      8.060      123,716.23     72.84        100.00       98.82
Y3                               520       74,432,062.22        6.28      7.007      143,138.58     70.78        100.00       97.81
Y4                             1,728      267,404,121.27       22.58      6.692      154,747.76     78.04         99.80       98.81
Y5                               831      133,314,365.54       11.26      6.646      160,426.43     80.66        100.00       98.39
Y6                               963      156,691,554.66       13.23      6.617      162,711.89     83.52         99.95       99.27
Y7                               835      136,655,901.38       11.54      6.556      163,659.76     84.74        100.00       97.83
Y8                               658      108,118,121.23        9.13      6.416      164,313.25     83.12         99.83       96.97
Y9                             1,014      195,454,099.74       16.50      5.958      192,755.52     75.91         99.97       98.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 6 of 19

Global Structured Finance

                               HYPOTHETICAL POOL
                                     Total


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
 Product Type                  Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 2/28 6ML                      4,920   $  791,413,421.74       66.82%     6.704%    $160,856.39     81.82%        99.89%      98.78%
 30 YR FIXED                   1,578      251,581,448.57       21.24      6.673      159,430.58     72.07        100.00       97.43
 3/27 6ML                        433       73,772,907.70        6.23      6.480      170,376.23     80.57        100.00       97.72
 15/30 BALLOON                   171       32,133,848.92        2.71      6.417      187,917.25     71.62        100.00       98.93
 15 YR FIXED                     302       26,719,379.68        2.26      6.789       88,474.77     66.30        100.00       96.58
 20 YR FIXED                      38        4,269,292.53        0.36      6.723      112,349.80     66.31        100.00       99.25
 25 YR FIXED                      11        1,861,666.72        0.16      6.753      169,242.43     73.06        100.00      100.00
 1 /29 TSYlY                       5        1,484,129.82        0.13      5.926      296,825.96     73.26        100.00       92.74
 10 YR FIXED                      11          972,741.91        0.08      6.318       88,431.08     59.57        100.00      100.00
 6mo ARM                           1          132,058.03        0.01      6.250      132,058.03     74.03        100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                        7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
 Loan Purpose                  Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
C/O Refi                       5,409   $  881,336,178.31       74.42%     6.638%    $162,938.84     76.77%        99.95%      98.52%
Purchase                       1,394      198,528,340.42       16.76      6.921      142,416.31     88.22         99.79       98.08
R/T Refi                         667      104,476,376.89        8.82      6.539      156,636.25     79.64        100.00       97.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 7 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
 Property Type                  Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single family detached          6,788   $1,063,218,539.70       89.77%     6.692%   $156,632.08     79.27%        99.92%      98.69%
Multi Family - 2 Units            264       46,950,309.01        3.96      6.587     177,842.08     75.74        100.00       95.19
Low-rise Condo                    254       41,699,992.96        3.52      6.508     164,173.20     80.26        100.00       97.75
PUD                               110       21,606,036.78        1.82      6.530     196,418.52     74.09        100.00      100.00
Multi Family - 3 Units             25        5,428,793.30        0.46      6.585     217,151.73     66.35        100.00       86.61
Multi Family - 4 Units             13        2,845,201.00        0.24      6.385     218,861.62     66.02        100.00       65.43
High-rise Condo                    15        2,488,267.72        0.21      6.343     165,884.51     63.84        100.00       87.95
Townhouse                           1          103,755.15        0.01      7.250     103,755.15     88.89        100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          7,470   $1,184,340,895.62      100.00%     6.676%   $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
 State                         Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
California                       618   $  164,597,052.10       13.90%     5.920%    $266,338.27     70.84%       100.00%      98.52%
Maryland                         563      111,829,398.20        9.44      6.588      198,631.26     78.80         99.46       99.25
New Jersey                       531      108,873,158.83        9.19      6.610      205,034.20     75.28        100.00       99.02
Illinois                         482       83,420,873.61        7.04      6.571      173,072.35     80.93        100.00       98.60
Florida                          478       72,378,647.23        6.11      6.790      151,419.76     81.20        100.00       98.55
Other                          4,798      643,241,765.65       54.31      6.898      134,064.56     81.15         99.96       98.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%



--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC Page                                     8 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
 Zip Code                      Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
    20774                         19   $    5,001,012.73        0.42%     6.464%    $263,211.20     78.44%       100.00%     100.00%
    22193                         21        4,627,761.81        0.39      6.165      220,369.61     77.28        100.00      100.00
    20744                         19        4,428,802.60        0.37      6.326      233,094.87     79.96        100.00      100.00
    20011                         17        3,566,319.86        0.30      6.323      209,783.52     67.84        100.00       95.80
    20706                         13        3,352,645.67        0.28      6.355      257,895.82     82.40        100.00      100.00
    Other                      7,381    1,163,364,352.95       98.23      6.683      157,616.09     78.97         99.93       98.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
 Occupancy Status              Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Primary Owner Occupied         7,245   $1,165,171,354.38       98.38%     6.675%    $160,824.20     79.12%        99.93%     100.00%
Investor                         206       17,050,924.79        1.44      6.801       82,771.48     67.61        100.00        0.00
Second/Vacation                   19        2,118,616.45        0.18      6.590      111,506.13     75.49        100.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 9 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
 Documentation                 Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                           7,103   $1,109,924,516.74       93.72%     6.696%    $156,261.37     79.11%       100.00%      98.43%
Full Doc w/12Mo Bk Stmt          338       69,858,583.14        5.90      6.372      206,682.20     76.69        100.00       97.55
Full Doc w/6Mo Bk Stmt            24        3,713,987.75        0.31      6.518      154,749.49     72.31        100.00      100.00
No Doc                             3          598,061.78        0.05      7.348      199,353.93     90.83          0.00      100.00
Stated Income                      2          245,746.21        0.02      6.092      122,873.11     59.40          0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
  Original LTV                 Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.1 -   50.0                     358   $   45,404,456.62        3.83%     6.150%    $126,828.09     41.37%       100.00%      95.96%
50.1 -  60.0                     405       63,435,567.02        5.36      6.246      156,631.03     55.68         99.70       97.13
60.1 -  70.0                     976      164,735,041.16       13.91      6.395      168,785.90     66.31        100.00       95.67
70.1 -  75.0                     825      129,553,845.10       10.94      6.625      157,034.96     73.90        100.00       96.22
75.1 -  80.0                   1,683      274,008,299.27       23.14      6.599      162,809.45     79.39        100.00       98.97
80.1 -  85.0                     813      134,344,030.11       11.34      6.742      165,244.81     84.36         99.96       99.77
85.1 -  90.0                   1,395      222,079,600.95       18.75      6.917      159,196.85     89.53         99.77       99.84
90.1 -  95.0                     545       83,550,073.53        7.05      7.008      153,302.89     94.62        100.00      100.00
95.1 - 100.0                     470       67,229,981.86        5.68      7.203      143,042.51     99.87         99.89      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         7,470   $1,184,340,895.62      100.00%     6.676%    $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 78.94%
Lowest: 7.71%
Highest: 100.00%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 10 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
 Delinquency (OTS Method)       Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0-29 days                       7,470   $1,184,340,895.62      100.00%     6.676%   $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          7,470   $1,184,340,895.62      100.00%     6.676%   $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Prepayment Penalty Term       Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 0                              2,839   $  458,017,466.43       38.67%     6.759%   $161,330.56     79.25%        99.91%      98.31%
12                                227       49,458,500.10        4.18      6.287     217,878.86     70.60        100.00       98.43
24                              3,072      479,402,510.40       40.48      6.685     156,055.50     82.01         99.91       98.80
36                              1,332      197,462,418.69       16.67      6.560     148,245.06     72.87        100.00       97.51
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          7,470   $1,184,340,895.62      100.00%     6.676%   $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 16 months
Lowest: 0 months
Highest: 36 months
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 11 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Percent      W.A.           Average     W.A.
                               Loan           Principal   Principal     Gross         Principal     Orig.                   %Owner
  Original Term               Count             Balance     Balance    Coupon           Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------

120                              11   $      972,741.91        0.08%     6.318%     $ 88,431.08     59.57%       100.00%     100.00%
180                             473       58,853,228.60        4.97      6.586       124,425.43     69.21        100.00       97.86
240                              38        4,269,292.53        0.36      6.723       112,349.80     66.31        100.00       99.25
300                              11        1,861,666.72        0.16      6.753       169,242.43     73.06        100.00      100.00
360                           6,937    1,118,383,965.86       94.43      6.681       161,220.12     79.53         99.92       98.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        7,470   $1,184,340,895.62      100.00%     6.676    % $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.:    350.33 months
Lowest:     120 months
Highest:    360 months
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 12 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Remaining Term                Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
109 - 114                           2   $       94,601.50        0.01%     7.670%   $ 47,300.75     68.55%       100.00%     100.00%
115 - 120                           9          878,140.41        0.07      6.173      97,571.16     58.60        100.00      100.00
121 - 168                           1          107,848.85        0.01      5.000     107,848.85     48.94        100.00      100.00
169 - 174                          87       12,753,623.42        1.08      6.011     146,593.37     64.52        100.00       98.68
175 - 180                         385       45,991,756.33        3.88      6.749     119,459.11     70.55        100.00       97.63
229 - 234                           6          767,213.88        0.06      6.147     127,868.98     59.54        100.00      100.00
235 - 240                          32        3,502,078.65        0.30      6.850     109,439.96     67.79        100.00       99.09
289 - 294                           5          906,747.64        0.08      6.607     181,349.53     77.93        100.00      100.00
295 - 300                           6          954,919.08        0.08      6.891     159,153.18     68.44        100.00      100.00
343 - 348                          16        3,552,256.17        0.30      6.063     222,016.01     73.06         94.69      100.00
349 - 354                         757      128,800,043.71       10.88      6.588     170,145.37     74.67        100.00       98.24
355 - 360                       6,164      986,031,665.98       83.26      6.696     159,966.20     80.19         99.93       98.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          7,470   $1,184,340,895.62      100.00%     6.676%   $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 347.29 months
Lowest: 112 months
Highest: 360 months
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 13 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Loan Age                      Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0                                  17   $    2,631,133.58        0.22%     6.995%   $154,772.56     86.10%       100.00%     100.00%
1 - 6                           7,016    1,104,303,896.83       93.24      6.701     157,397.93     79.46         99.94       98.35
7 - 12                            430       75,917,285.20        6.41      6.312     176,551.83     71.26        100.00       98.75
13 - 18                             7        1,488,580.01        0.13      6.197     212,654.29     72.97         87.32      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          7,470   $1,184,340,895.62      100.00%     6.676%   $158,546.30     78.94%        99.93%      98.38%
-----------------------------------------------------------------------------------------------------------------------------------

W.A.:   3.04 months
Lowest:    0 months
Highest:  14 months
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 14 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Gross Margin (ARMs)           Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------

 2.001 -  3.000                    316   $   67,301,801.94        7.76%     5.500%   $212,980.39     70.90%       100.00%     99.21%
 3.001 -  4.000                  1,193      225,978,406.66       26.07      6.001     189,420.29     78.79         99.92      97.96
 4.001 -  5.000                  1,696      282,055,903.96       32.54      6.692     166,306.55     85.71         99.97      98.84
 5.001 -  6.000                  1,143      164,757,731.37       19.01      7.196     144,145.00     83.46         99.75      98.92
 6.001 -  7.000                    672       87,045,931.70       10.04      7.618     129,532.64     81.05         99.82      98.92
 7.001 -  8.000                    266       31,906,574.74        3.68      8.162     119,949.53     83.10        100.00      99.21
 8.001 -  9.000                     54        5,939,529.51        0.69      8.841     109,991.29     79.01        100.00     100.00
 9.001 - 10.000                     17        1,678,044.71        0.19      9.736      98,708.51     75.33        100.00      97.79
10.001 - 11.000                      2          138,592.70        0.02     10.484      69,296.35     78.62        100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           5,359   $  866,802,517.29      100.00%     6.683  % $161,747.06     81.70%        99.90%     98.68%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 4.711%
Lowest: 2.250%
Highest: 10.500%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 15 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Initial Cap (ARMs)            Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                       1   $      132,058.03        0.02%     6.250%   $132,058.03     74.03%       100.00%     100.00%
1.001 - 2.000                       5        1,484,129.82        0.17      5.926     296,825.96     73.26        100.00       92.74
2.001 - 3.000                   5,353      865,186,329.44       99.81      6.685     161,626.44     81.71         99.90       98.69
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,359   $  866,802,517.29      100.00%     6.683%   $161,747.06     81.70%        99.90%      98.68%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 2.998%
Lowest: 1.000%
Highest: 3.000%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Periodic Cap (ARMs)           Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           5,350   $  864,319,157.95       99.71%     6.685%   $161,554.98     81.72%        99.90%      98.69%
1.500                               2          378,982.53        0.04      7.332     189,491.27     89.69        100.00      100.00
2.000                               6        2,000,879.18        0.23      5.900     333,479.86     71.34        100.00       94.61
3.000                               1          103,497.63        0.01      7.175     103,497.63     80.00        100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,359   $  866,802,517.29      100.00%     6.683%   $161,747.06     81.70%        99.90%      98.68%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 1.003%
Lowest: 1.000%
Highest: 3.000%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC Page                                    16 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Maximum Rate (ARMs)           Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------

10.001 - 11.000                   134   $   31,510,682.15        3.64%     4.874%   $235,154.34     71.29%       100.00%      98.21%
11.001 - 12.000                 1,089      217,462,874.56       25.09      5.689     199,690.43     76.74         99.91       98.33
12.001 - 13.000                 1,967      340,738,606.35       39.31      6.562     173,227.56     83.81        100.00       98.54
13.001 - 14.000                 1,426      198,125,314.87       22.86      7.485     138,937.81     85.98         99.67       99.23
14.001 - 15.000                   563       63,276,728.93        7.30      8.440     112,392.06     80.27        100.00       99.27
15.001 - 16.000                   155       13,945,799.30        1.61      9.431      89,972.90     77.08        100.00       98.44
16.001 - 17.000                    25        1,742,511.13        0.20     10.379      69,700.45     76.49        100.00       97.87
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,359   $  866,802,517.29      100.00%     6.683%   $161,747.06     81.70%        99.90%      98.68%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.:     12.699%
Lowest:     10.550%
Highest:     16.750%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 17 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Percent      W.A.         Average     W.A.
                                 Loan           Principal   Principal     Gross       Principal     Orig.                   %Owner
  Minimum Rate (ARMs)           Count             Balance     Balance    Coupon         Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 4.001 -  5.000                   134   $   31,510,682.15        3.64%     4.874%   $235,154.34     71.29%       100.00%      98.21%
 5.001 -  6.000                 1,097      219,628,020.49       25.34      5.688     200,207.86     76.67         99.91       98.34
 6.001 -  7.000                 1,991      343,974,606.67       39.68      6.570     172,764.74     83.89        100.00       98.55
 7.001 -  8.000                 1,426      197,635,546.44       22.80      7.507     138,594.35     85.93         99.67       99.23
 8.001 -  9.000                   535       58,983,517.08        6.80      8.520     110,249.56     80.25        100.00       99.21
 9.001 -  10.000                  151       13,327,633.33        1.54      9.470      88,262.47     77.04        100.00       98.37
10.001 - 11.000                    25        1,742,511.13        0.20     10.379      69,700.45     76.49        100.00       97.87
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          5,359   $  866,802,517.29      100.00%     6.683%   $161,747.06     81.70%        99.90%      98.68%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 6.683%
Lowest: 4.550%
Highest: 10.750%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 18 of 19

Global Structured Finance

                                HYPOTHETICAL POOL
                                     Total

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Percent      W.A.          Average     W.A.
                                Loan           Principal   Principal     Gross        Principal     Orig.                   %Owner
  Term to Roll (ARMs)          Count             Balance     Balance    Coupon          Balance     LTV      %Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------

1 - 6                              1   $      132,058.03        0.02%     6.250%    $132,058.03     74.03%       100.00%     100.00%
7 - 12                            12        2,576,040.09        0.30      6.125      214,670.01     75.30         92.68       95.82
13 - 18                          383       53,171,961.94        6.13      7.218      138,830.19     82.34        100.00       98.99
19 - 24                        4,531      737,341,718.86       85.06      6.667      162,732.67     81.79         99.91       98.77
25 - 30                           28        5,232,877.16        0.60      6.960      186,888.47     78.57        100.00       96.01
31 - 36                          404       68,347,861.21        7.89      6.446      169,177.87     80.71        100.00       97.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,359   $  866,802,517.29      100.00%     6.683%    $161,747.06     81.70%        99.90%      98.68%
-----------------------------------------------------------------------------------------------------------------------------------
W.A.: 22 months
Lowest: 3 months
Highest: 36 months
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                    Page 19 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
  Current Balance          Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
         1 -  50,000          419    $15,768,473.47      1.95%   8.076%      $37,633.59      71.83%        100.00%          84.45%
    50,001 - 100,000        1,040     80,608,852.38       9.99    7.398       77,508.51        77.79         99.93           96.55
   100,001 - 150,000        1,092    136,074,295.70      16.86    6.992      124,610.16        79.08        100.00           98.17
   150,001 - 200,000          878    152,665,501.99      18.92    6.731      173,878.70        79.90         99.88           98.65
   200,001 - 250,000          549    122,234,836.39      15.15    6.598      222,649.98        80.54        100.00           98.90
   250,001 - 300,000          313     85,599,619.71      10.61    6.461      273,481.21        80.69        100.00           98.39
   300,001 - 350,000          189     61,344,069.35       7.60    6.393      324,571.80        80.45        100.00           98.40
   350,001 - 400,000          180     68,107,741.84       8.44    6.094      378,376.34        76.65        100.00          100.00
   400,001 - 450,000           64     27,311,376.19       3.38    6.200      426,740.25        80.45         98.46          100.00
   450,001 - 500,000           35     16,762,906.41       2.08    5.996      478,940.18        79.08        100.00          100.00
  500,001+                     68     40,399,336.25       5.01    6.135      594,107.89        72.38        100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    4,827   $806,877,009.68   100.00%    6.676%     $167,159.11      78.97%         99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  Average:   $167,159.11
   Lowest: $11,988.61
  Highest:   $816,146.99
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page l of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Original Balance          Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
        1 -  50,000          416    $15,618,718.94      1.94%    8.068%      $37,545.00       71.97%      100.00%          84.62%
   50,001 - 100,000        1,038     80,287,733.46       9.95     7.405       77,348.49       77.76        99.93           96.57
  100,001 - 150,000        1,088    135,272,493.17      16.76     6.996      124,331.34       79.02       100.00           98.16
  150,001 - 200,000          883    153,264,175.96      18.99     6.731      173,572.11       79.96        99.88           98.65
  200,001 - 250,000          552    122,660,483.43      15.20     6.599      222,211.02       80.54       100.00           98.84
  250,001 - 300,000          309     84,351,146.31      10.45     6.461      272,981.06       80.55       100.00           98.37
  300,001 - 350,000          192     62,144,081.50       7.70     6.395      323,667.09       80.57       100.00           98.42
  350,001 - 400,000          181     68,408,693.54       8.48     6.095      377,948.58       76.71       100.00          100.00
  400,001 - 450,000           63     26,810,045.72       3.32     6.220      425,556.28       80.74        98.44          100.00
  450,001 - 500,000           36     17,161,100.30       2.13     5.979      476,697.23       79.34       100.00          100.00
  500,001+                    69     40,898,337.35       5.07     6.126      592,729.53       72.14       100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    4,827   $806,877,009.68   100.00%     6.676%     $167,159.11       78.97%       99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  Average:  $167,769.92
  Lowest:  $12,000.00
  Highest: $817,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Lien Position             Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                         4,827   $806,877,009.68    100.00%    6.676%     $167,159.11       78.97%      99.92%           98.33%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,827   $806,877,009.68    100.00%    6.676%     $167,159.11       78.97%      99.92%           98.33%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 2 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
Gross Mortgage Rate        Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  4.001 -  4.500               1       $396,271.00       0.05%    4.500%    $396,271.00        64.52%       100.00%         100.00%
  4.501 -  5.000             109     28,837,173.83       3.57     4.870      264,561.23        69.29        100.00           98.04
  5.001 -  5.500             273     66,840,221.77       8.28     5.372      244,835.98        72.02        100.00           99.33
  5.501 -  6.000             594    131,565,637.89      16.31     5.836      221,490.97        75.50         99.86           98.40
  6.001 -  6.500             840    163,304,819.64      20.24     6.321      194,410.50        79.88        100.00           98.61
  6.501 -  7.000           1,059    178,713,342.95      22.15     6.813      168,756.70        81.21        100.00           97.76
  7.001 -  7.500             692    101,637,082.62      12.60     7.307      146,874.40        83.48         99.59           98.24
  7.501 -  8.000             546     67,975,126.08       8.42     7.806      124,496.57        82.04         99.92           98.46
  8.001 -  8.500             279     28,814,061.42       3.57     8.308      103,276.21        80.54        100.00           97.81
  8.501 -  9.000             218     22,218,962.50       2.75     8.781      101,921.85        78.41        100.00           98.89
  9.001 -  9.500              97      8,671,097.75       1.07     9.289       89,392.76        77.03        100.00           99.46
  9.501 - 10.000              65      4,783,569.99       0.59     9.825       73,593.38        75.86        100.00           97.08
 10.001 - 10.500              37      2,223,299.85       0.28    10.347       60,089.19        75.57        100.00           91.38
 10.501 - 11.000              11        621,213.17       0.08    10.741       56,473.92        71.44        100.00          100.00
 11.001 - 11.500               5        202,969.90       0.03    11.149       40,593.98        70.47        100.00          100.00
 11.501 - 12.000               1         72,159.32       0.01    11.650       72,159.32        85.00        100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   4,827   $806,877,009.68     100.00%    6.676%    $167,159.11        78.97%        99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.:    6.676%
  Lowest: 4.500%
 Highest: 11.650%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 3 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
Net Mortgage Rate          Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  3.501 -  4.000                1      $396,271.00     0.05%       4.500%    $396,271.00      64.52%       100.00%         100.00%
  4.001 -  4.500              109    28,837,173.83     3.57        4.870      264,561.23      69.29        100.00           98.04
  4.501 -  5.000              273    66,840,221.77     8.28        5.372      244,835.98      72.02        100.00           99.33
  5.001 -  5.500              594   131,565,637.89    16.31        5.836      221,490.97      75.50         99.86           98.40
  5.501 -  6.000              840   163,304,819.64    20.24        6.321      194,410.50      79.88        100.00           98.61
  6.001 -  6.500            1,059   178,713,342.95    22.15        6.813      168,756.70      81.21        100.00           97.76
  6.501 -  7.000              692   101,637,082.62    12.60        7.307      146,874.40      83.48         99.59           98.24
  7.001 -  7.500              546    67,975,126.08     8.42        7.806      124,496.57      82.04         99.92           98.46
  7.501 -  8.000              279    28,814,061.42     3.57        8.308      103,276.21      80.54        100.00           97.81
  8.001 -  8.500              218    22,218,962.50     2.75        8.781      101,921.85      78.41        100.00           98.89
  8.501 -  9.000               97     8,671,097.75     1.07        9.289       89,392.76      77.03        100.00           99.46
  9.001 -  9.500               65     4,783,569.99     0.59        9.825       73,593.38      75.86        100.00           97.08
  9.501 - 10.000               37     2,223,299.85     0.28       10.347       60,089.19      75.57        100.00           91.38
 10.001 - 10.500               11       621,213.17     0.08       10.741       56,473.92      71.44        100.00          100.00
 10.501 - 11.000                5       202,969.90     0.03       11.149       40,593.98      70.47        100.00          100.00
 11.001 - 11.500                1        72,159.32     0.01       11.650       72,159.32      85.00        100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    4,827  $806,877,009.68   100.00%       6.676%    $167,159.11      78.97%        99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.:    6.176%
  Lowest: 4.000%
  Highest: 11.150%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 4 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Credit Score              Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  800-824                      9      $2,148,469.30       0.27%     5.394%   $238,718.81      69.71%       100.00%          84.29%
  775-799                     39       9,378,100.16       1.16      5.694     240,464.11      68.76        100.00           94.94
  750-774                     52      11,813,583.83       1.46      5.613     227,184.30      67.89        100.00          100.00
  725-749                     54      12,279,889.79       1.52      5.782     227,405.37      74.88        100.00           96.89
  700-724                     98      20,269,459.78       2.51      5.838     206,831.22      76.74        100.00           97.56
  675-699                    220      45,299,315.61       5.61      6.140     205,905.98      80.31         99.87           98.49
  650-674                    404      73,404,474.27       9.10      6.386     181,694.24      82.59        100.00           97.66
  625-649                    685     119,204,269.84      14.77      6.492     174,020.83      82.40         99.84           98.11
  600-624                    927     157,309,116.08      19.50      6.613     169,697.00      81.81        100.00           98.70
  575-599                    909     151,630,280.99      18.79      6.724     166,809.99      78.94         99.72           98.37
  550-574                    756     117,810,740.55      14.60      6.844     155,834.31      76.69        100.00           98.51
  525-549                    453      61,596,366.26       7.63      7.601     135,974.32      72.51        100.00           98.83
  500-524                    189      22,249,978.33       2.76      8.608     117,724.75      72.14        100.00           99.29
  N/A                         32       2,482,964.89       0.31      7.992      77,592.65      70.74        100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   4,827    $806,877,009.68     100.00%     6.676%   $167,159.11      78.97%       99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 613
  Lowest: 500
  Highest: 820
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 5 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Credit Grade              Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
Yl                            113    $12,896,393.75      1.60%     8.873%      $114,127.38     70.00%       100.00%        100.00%
Y2                            492     60,610,906.21      7.51      8.089        123,192.90     73.82        100.00          99.08
Y3                            352     48,999,673.97      6.07      7.069        139,203.62     71.46        100.00          97.75
Y4                          1,128    181,735,734.69     22.52      6.703        161,113.24     77.75         99.77          98.59
Y5                            531     91,311,262.14     11.32      6.660        171,960.95     79.93        100.00          98.30
Y6                            655    114,988,864.53     14.25      6.571        175,555.52     82.39        100.00          99.37
Y7                            529     94,220,876.24     11.68      6.482        178,111.30     83.17        100.00          97.97
Y8                            393     69,981,294.73      8.67      6.423        178,069.45     82.93         99.73          96.39
Y9                            634    132,132,003.42     16.38      6.008        208,410.10     77.92         99.96          98.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                      4,827   $806,877,009.68    100.00%     6.676%      $167,159.11     78.97%        99.92%         98.33%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 6 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Product Type              Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2/28 6ML                   2,976   $512,569,895.40    63.53%     6.668%      $172,234.51     81.74%         99.87%         98.80%
 30 YR FIXED                1,216    197,879,131.65    24.52      6.751        162,729.55     72.99         100.00          97.38
 3/27 6ML                     264     50,812,000.01     6.30      6.403        192,469.70     80.26         100.00          97.81
 15/30 BALLOON                 97     19,543,266.70     2.42      6.574        201,476.98     76.01         100.00          98.54
 15 YR FIXED                  226     19,226,947.79     2.38      7.000         85,074.99     69.01         100.00          96.58
 20 YR FIXED                   27      3,147,381.07     0.39      6.799        116,569.67     68.48         100.00         100.00
 25 YR FIXED                    9      1,520,018.85     0.19      6.896        168,890.98     75.54         100.00         100.00
 1 /29 TSYlY                    4      1,315,188.13     0.16      5.739        328,797.03     71.11         100.00          91.81
 10 YR FIXED                    7        731,122.05     0.09      6.223        104,446.01     66.85         100.00         100.00
 6mo ARM                        1        132,058.03     0.02      6.250        132,058.03     74.03         100.00         100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,827   $806,877,009.68   100.00%     6.676%      $167,159.11     78.97%         99.92%         98.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Loan Purpose              Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 C/O Refi                   3,628   $600,491,826.66    74.42%    6.666%      $165,515.94     76.84%        99.93%         98.40%
 Purchase                     865    149,614,339.29    18.54     6.781        172,964.55     87.19         99.84          98.29
 R/T Refi                     334     56,770,843.73     7.04     6.507        169,972.59     79.81        100.00          97.66
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,827   $806,877,009.68   100.00%    6.676%      $167,159.11     78.97%        99.92%         98.33%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 7 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Property Type             Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single family detached     4,357  $718,219,564.46      89.01%    6.692%     $164,842.68      79.28%       99.91%           98.62%
 Multi Family - 2 Units       191    36,779,058.88       4.56     6.607       192,560.52      76.42       100.00            95.29
 Low-rise Condo               170    29,363,787.66       3.64     6.468       172,728.16      80.34       100.00            97.24
 PUD                           70    14,482,723.99       1.79     6.521       206,896.06      73.31       100.00           100.00
 Multi Family - 3 Units        21     4,944,039.01       0.61     6.571       235,430.43      66.83       100.00            86.63
 Multi Family - 4 Units         9     1,923,012.60       0.24     6.596       213,668.07      71.15       100.00            80.92
 High-rise Condo                9     1,164,823.08       0.14     7.158       129,424.79      68.07       100.00           100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,827  $806,877,009.68     100.00%    6.676%     $167,159.11      78.97%       99.92%           98.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 State                     Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California                  398    $114,929,467.79    14.24%     5.962%     $288,767.51      73.02%      100.00%         98.38%
 New Jersey                  370      79,415,143.11     9.84      6.646       214,635.52      76.04       100.00          98.97
 Maryland                    356      74,012,151.73     9.17      6.624       207,899.30      78.99        99.18          99.15
 Illinois                    335      60,723,795.64     7.53      6.576       181,265.06      80.52       100.00          98.55
 Florida                     325      51,237,696.40     6.35      6.857       157,654.45      81.61       100.00          98.17
 Other                     3,043     426,558,755.01    52.87      6.876       140,177.05      80.57        99.99          98.04
------------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,827    $806,877,009.68   100.00%     6.676%     $167,159.11      78.97%       99.92%         98.33%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 8 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
  Zip Code                 Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 20774                         14    $3,868,038.29      0.48%    6.528%      $276,288.45      78.71%      100.00%           100.00%
 20744                         12     2,839,919.21      0.35     6.480        236,659.93      80.59       100.00            100.00
 20706                         10     2,720,927.49      0.34     6.315        272,092.75      83.90       100.00            100.00
 20002                          9     2,200,778.97      0.27     6.432        244,531.00      72.06       100.00             76.85
 22193                         10     2,196,287.67      0.27     6.312        219,628.77      77.27       100.00            100.00
 Other                      4,772   793,051,058.05     98.29     6.681        166,188.40      78.97        99.92             98.36
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,827  $806,877,009.68    100.00%    6.676%      $167,159.11      78.97%       99.92%            98.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Occupancy Status          Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Primary Owner Occupied     4,676   $793,385,537.60    98.33%    6.675%        $169,671.84    79.10%      99.92%           100.00%
 Investor                     136     11,683,760.09     1.45     6.819           85,910.00    70.25      100.00              0.00
 Second/Vacation               15      1,807,711.99     0.22     6.568          120,514.13    75.12      100.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     4,827   $806,877,009.68   100.00%    6.676%        $167,159.11    78.97%      99.92%            98.33%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                      Page 9 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Documentation             Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                      4,572   $750,738,203.47       93.04%  6.696%     $164,203.46        79.16%     100.00%           98.37%
 Full Doc w/12Mo Bk Stmt     233     52,480,779.39        6.50   6.404       225,239.40        76.54      100.00            97.58
 Full Doc w/6Mo Bk Stmt       19      2,992,937.89        0.37   6.560       157,523.05        72.20      100.00           100.00
 No Doc                        1        419,342.72        0.05   7.250       419,342.72        89.36        0.00           100.00
 Stated Income                 2        245,746.21        0.03   6.092       122,873.11        59.40        0.00           100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,827   $806,877,009.68      100.00%  6.676%     $167,159.11        78.97%      99.92%           98.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Original LTV              Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  0.1-50.0                    182   $21,791,355.04      2.70%     6.341%     $119,732.72      41.56%       100.00%          97.72%
  50.1-60.0                   232    38,302,386.94      4.75      6.307       165,096.50      55.79         99.51           97.46
  60.1-70.0                   677   117,842,882.11     14.60      6.422       174,066.30      66.55        100.00           95.43
  70.1-75.0                   612    97,535,144.21     12.09      6.625       159,371.15      73.91        100.00           95.91
  75.1-80.0                 1,165   196,253,787.03     24.32      6.596       168,458.19      79.31        100.00           98.89
  80.1-85.0                   620   104,401,089.20     12.94      6.758       168,388.85      84.27         99.95           99.76
  85.1-90.0                   891   150,363,517.68     18.64      6.912       168,758.16      89.48         99.72           99.85
  90.1-95.0                   240    41,567,165.96      5.15      6.967       173,196.52      94.49        100.00          100.00
  95.1-100.0                  208    38,819,681.51      4.81      7.095       186,633.08      99.89        100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    4,827  $806,877,009.68    100.00%     6.676%     $167,159.11      78.97%        99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 78.97%
  Lowest: 7.71
  Highest: 100.00%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 10 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Delinquency (OTS Method)  Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0-29 days                 4,827    $806,877,009.68   100.00%     6.676%     $167,159.11       78.97%      99.92%         98.33%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,827    $806,877,009.68   100.00%     6.676%     $167,159.11       78.97%      99.92%         98.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
Prepayment Penalty Term    Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  0                        1,889   $316,860,407.04      39.27%    6.760%     $167,739.76      79.21%        99.87%          98.30%
  12                         172     40,654,278.50       5.04     6.314       236,362.08      72.18        100.00           98.33
  24                       1,816    307,130,629.83      38.06     6.647       169,124.80      81.82         99.92           98.76
  36                         950    142,231,694.31      17.63     6.656       149,717.57      74.21        100.00           97.47
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   4,827   $806,877,009.68     100.00%    6.676%     $167,159.11      78.97%        99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 16 months
  Lowest: 0 months
  Highest: 36 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 11 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Original Term             Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  120                          7       $731,122.05       0.09%    6.223%      $104,446.01     66.85%       100.00%         100.00%
  180                        323     38,770,214.49       4.80     6.785        120,031.62     72.54        100.00           97.57
  240                         27      3,147,381.07       0.39     6.799        116,569.67     68.48        100.00          100.00
  300                          9      1,520,018.85       0.19     6.896        168,890.98     75.54        100.00          100.00
  360                      4,461    762,708,273.22      94.53     6.670        170,972.49     79.35         99.91           98.35
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   4,827   $806,877,009.68     100.00%    6.676%      $167,159.11     78.97%        99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 350.55 months
  Lowest: 120 months
  Highest: 360 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 12 of 19

GLOBAL STRUCTURED FINANCE

                                HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Remaining Term            Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  109-114                       2        $94,601.50     0.01%     7.670%       $47,300.75     68.55%     100.00%           100.00%
  115-120                       5        636,520.55     0.08      6.008        127,304.11     66.59      100.00            100.00
  169-174                      66      8,819,908.00     1.09      6.330        133,634.97     69.51      100.00             98.37
  175-180                     257     29,950,306.49     3.71      6.919        116,538.16     73.43      100.00             97.34
  229-234                       6        767,213.88     0.10      6.147        127,868.98     59.54      100.00            100.00
  235-240                      21      2,380,167.19     0.29      7.010        113,341.29     71.36      100.00            100.00
  289-294                       5        906,747.64     0.11      6.607        181,349.53     77.93      100.00            100.00
  295-300                       4        613,271.21     0.08      7.323        153,317.80     72.01      100.00            100.00
  343-348                      14      3,075,730.58     0.38      6.143        219,695.04     73.65       93.87            100.00
  349-354                     684    116,516,924.75    14.44      6.676        170,346.38     76.15      100.00             98.35
  355-360                   3,763    643,115,617.89    79.70      6.672        170,905.03     79.96       99.93             98.35
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    4,827   $806,877,009.68   100.00%     6.676%      $167,159.11     78.97%      99.92%            98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 347.19 months
  Lowest: 112 months
  Highest: 360 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 13 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Loan Age                  Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  0                             5     $1,294,440.57      0.16%    6.782%      $258,888.11      88.38%      100.00%         100.00%
  1-6                       4,442    738,825,095.65     91.57     6.698        166,327.13      79.46        99.94           98.26
  7-12                        374     65,376,742.30      8.10     6.438        174,804.12      73.33       100.00           99.00
  13-18                         6      1,380,731.16      0.17     6.291        230,121.86      74.85        86.33          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    4,827   $806,877,009.68    100.00%    6.676%      $167,159.11      78.97%       99.92%          98.33%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 3.37 months
  Lowest: 0 months
  Highest: 14 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 14 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Gross Margin (ARMs)       Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  2.001 -  3.000              217   $ 49,647,643.31     8.79%     5.532%       $228,790.98     71.76%       100.00%          99.50%
  3.001 -  4.000              768    153,832,562.08    27.24      6.018         200,302.82     79.03         99.88           97.68
  4.001 -  5.000              982    176,824,018.18    31.31      6.659         180,065.19     85.66        100.00           98.84
  5.001 -  6.000              612     99,408,361.21    17.60      7.141         162,431.96     83.16         99.58           98.94
  6.001 -  7.000              447     59,731,726.95    10.58      7.551         133,628.02     81.54         99.90           99.39
  7.001 -  8.000              162     19,420,731.09     3.44      8.165         119,881.06     82.84        100.00           99.76
  8.001 -  9.000               41      4,346,694.02     0.77      8.776         106,016.93     79.78        100.00          100.00
  9.001 - 10.000               14      1,478,812.03     0.26      9.809         105,629.43     74.36        100.00           97.49
 10.001 - 11.000                2        138,592.70     0.02     10.484          69,296.35     78.62        100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    3,245   $564,829,141.57   100.00%     6.642%       $174,061.37     81.58%        99.88%          98.69%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 4.678%
  Lowest: 2.250%
  Highest: 10.500%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 15 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Initial Cap (ARMs)        Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  0.001 - 1.000                1   $    132,058.03      0.02%    6.250%      $132,058.03      74.03%     100.00%         100.00%
  1.001 - 2.000                4      1,315,188.13      0.23     5.739        328,797.03      71.11      100.00           91.81
  2.001 - 3.000            3,240    563,381,895.41     99.74     6.644        173,883.30      81.61       99.88           98.71
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   3,245   $564,829,141.57    100.00%    6.642%      $174,061.37      81.58%      99.88%          98.69%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 2.997%
  Lowest: 1.000%
  Highest: 3.000%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Periodic Cap (ARMs)       Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1.000                    3,237   $562,514,723.92     99.59%       6.644%     $173,776.56     81.62%        99.88%           98.71%
  1.500                        2        378,982.53      0.07        7.332       189,491.27     89.69        100.00          100.00
  2.000                        5      1,831,937.49      0.32        5.764       366,387.50     69.62        100.00           94.12
  3.000                        1        103,497.63      0.02        7.175       103,497.63     80.00        100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   3,245   $564,829,141.57   100.00%        6.642%     $174,061.37     81.58%        99.88%          98.69%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 1.004%
  Lowest: 1.000%
  Highest: 3.000%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 16 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Maximum Rate (ARMs)       Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  10.001 -   11.000           89   $ 22,380,880.13      3.96%       4.871%   $251,470.56      71.87%       100.00%          97.48%
  11.001 -   12.000          659    141,693,941.33     25.09        5.679     215,013.57      76.78         99.87           98.44
  12.001 -   13.000        1,254    232,716,562.66     41.20        6.548     185,579.40      83.82        100.00           98.52
  13.001 -   14.000          773    116,242,218.22     20.58        7.454     150,378.03      85.86         99.59           99.35
  14.001 -   15.000          349     40,426,037.05      7.16        8.391     115,833.92      79.98        100.00           99.49
  15.001 -   16.000          102      9,944,945.10      1.76        9.417      97,499.46      76.96        100.00           98.47
  16.001 -   17.000           19      1,424,557.08      0.25       10.362      74,976.69      75.11        100.00           97.40
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   3,245   $564,829,141.57    100.00%       6.642%   $174,061.37      81.58%        99.88%          98.69%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 12.663%
  Lowest:     10.550%
  Highest:     16.750%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 17 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Minimum Rate (ARMs)       Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  4.001 - 5.000               89   $ 22,380,880.13     3.96%       4.871%     $251,470.56     71.87%       100.00%          97.48%
  5.001 - 6.000              666    143,605,264.93    25.42        5.678       215,623.52     76.69         99.87           98.46
  6.001 - 7.000            1,276    235,778,000.37    41.74        6.559       184,779.00     83.93        100.00           98.54
  7.001 - 8.000              773    115,755,737.45    20.49        7.487       149,748.69     85.74         99.59           99.34
  8.001 - 9.000              324     36,557,922.48     6.47        8.506       112,833.09     79.85        100.00           99.44
  9.001 - 10.000              98      9,326,779.13     1.65        9.471        95,171.22     76.89        100.00           98.37
  10.001 - 11.000             19      1,424,557.08     0.25       10.362        74,976.69     75.11        100.00           97.40
------------------------------------------------------------------------------------------------------------------------------------
  Total:                   3,245   $564,829,141.57   100.00%       6.642%     $174,061.37     81.58%        99.88%          98.69%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 6.642%
  Lowest: 4.550%
  Highest: 10.750%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 18 of 19

GLOBAL STRUCTURED FINANCE

                               HYPOTHETICAL POOL
                              NonConforming Group

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent     W.A.         Average        W.A.
                            Loan         Principal   Principal    Gross       Principal        Orig.                        %Owner
 Term to Roll (ARMs)       Count           Balance     Balance   Coupon         Balance         LTV      %Full Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1 - 6                         1      $132,058.03      0.02%     6.250%      $132,058.03     74.03%       100.00%         100.00%
  7 - 12                       10     2,243,551.07      0.40      6.044        224,355.11     73.15         91.59           95.20
  13 - 18                     374    52,014,728.33      9.21      7.227        139,076.81     82.34        100.00           98.97
  19 - 24                   2,597   459,818,973.46     81.41      6.605        177,057.75     81.69         99.90           98.78
  25 - 30                      28     5,232,877.16      0.93      6.960        186,888.47     78.57        100.00           96.01
  31 - 36                     235    45,386,953.52      8.04      6.344        193,135.97     80.44        100.00           98.00
------------------------------------------------------------------------------------------------------------------------------------
  Total:                    3,245  $564,829,141.57    100.00%     6.642%      $174,061.37     81.58%        99.88%          98.69%
------------------------------------------------------------------------------------------------------------------------------------
  W.A.: 22 months
  Lowest: 3 months
  Highest: 35 months
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                                     Page 19 of 19

                            HYPOTHETICAL TOTAL POOL
                              GROSS MORTGAGE RATES

FIXED RATE MORTGAGE LOANS

                                                    PERCENT      W.A.      AVERAGE        W.A.
                       LOAN         PRINCIPAL      PRINCIPAL    GROSS     PRINCIPAL       ORIG.        % FULL        %OWNER
GROSS MORTGAGE RATE    COUNT         BALANCE        BALANCE     COUPON     BALANCE        LTV           DOC          OCCUPIED
-------------------    -----         -------        -------     ------     -------        ---           ---          --------
4.001 - 4.500              2        $551,853.62      0.17%      4.500%    $275,926.81     58.86%       100.00%        100.00%
4.501 - 5.000             47      13,301,712.24       4.19      4.876     283,015.15      55.28        100.00         100.00
5.001 - 5.500            115      31,887,929.57      10.04      5.342     277,286.34      61.38        100.00          99.06
5.501 - 6.000            230      52,129,171.15      16.42      5.868     226,648.57      68.00        100.00          99.35
6.001 - 6.500            323      58,969,623.20      18.57      6.331     182,568.49      70.39        100.00          98.10
6.501 - 7.000            461      70,423,986.09      22.18      6.823     152,763.53      73.69        100.00          96.70
7.001 - 7.500            281      33,934,016.99      10.69      7.316     120,761.63      76.13        100.00          95.58
7.501 - 8.000            294      30,775,409.49       9.69      7.818     104,678.26      79.97        100.00          96.68
8.001 - 8.500            124       9,531,838.74       3.00      8.341      76,869.67      81.34        100.00          92.22
8.501 - 9.000            110       8,620,078.03       2.71      8.770      78,364.35      79.26        100.00          97.58
9.001 - 9.500             48       3,306,540.78       1.04      9.301      68,886.27      79.86        100.00         100.00
9.501 - 10.000            38       2,239,012.14       0.71      9.778      58,921.37      73.83        100.00          98.48
10.001 - 10.500           23       1,192,690.36       0.38     10.428      51,856.10      74.50        100.00          87.04
10.501 - 11.000            8         312,009.85       0.10     10.777      39,001.23      71.40        100.00         100.00
11.001 - 11.500            6         290,346.76       0.09     11.141      48,391.13      71.80        100.00         100.00
11.501 - 12.000            1          72,159.32       0.02     11.650      72,159.32      85.00        100.00         100.00
                       -----    ---------------    ------      -----     -----------     -----        ------          -----
TOTAL:                 2,111    $317,538,378.33    100.00%     6.657%    $150,420.83     71.43%       100.00%         97.56%
                       =====    ===============    ======      =====     ===========     =====        ======          =====

W.A.: 6.657%
Lowest: 4.500%
Highest: 11.650%

ADJUSTABLE MORTGAGE LOANS

                                                     PERCENT     W.A.         AVERAGE         W.A.
                        LOAN       PRINCIPAL        PRINCIPAL   GROSS        PRINCIPAL       ORIG.      % FULL       %OWNER
GROSS MORTGAGE RATE    COUNT        BALANCE          BALANCE    COUPON        BALANCE         LTV        DOC        OCCUPIED
-------------------    -----        -------          -------    ------        -------         ---        ---        --------
4.501 - 5.000            134      $31,510,682.15      3.64%      4.874%     $235,154.34      71.29%    100.00%      98.21%
5.001 - 5.500            324       67,997,672.39       7.85      5.375       209,869.36       74.74     100.00       99.19
5.501 - 6.000            773      151,630,348.10      17.49      5.828       196,158.28       77.54      99.88       97.97
6.001 - 6.500            931      169,442,008.04      19.55      6.322       182,000.01       82.37     100.00       98.66
6.501 - 7.000          1,060      174,532,598.63      20.14      6.810       164,653.39       85.36     100.00       98.45
7.001 - 7.500            798      117,542,117.31      13.56      7.309       147,295.89       86.85      99.56       99.30
7.501 - 8.000            627       80,051,242.04       9.24      7.798       127,673.43       84.58      99.83       99.11
8.001 - 8.500            306       33,250,711.76       3.84      8.302       108,662.46       81.37     100.00       99.58
8.501 - 9.000            229       25,732,805.32       2.97      8.801       112,370.33       78.80     100.00       98.74
9.001 - 9.500             94        8,797,742.14       1.02      9.283        93,593.00       76.65     100.00       98.72
9.501 - 10.000            57        4,529,891.19       0.52      9.833        79,471.78       77.79     100.00       97.67
10.001 - 10.500           21        1,383,346.66       0.16     10.298        65,873.65       77.48     100.00       97.32
10.501 - 11.000            4          359,164.47       0.04     10.693        89,791.12       72.67     100.00      100.00
                       -----     ---------------    ------      -----       -----------      -----      -----       -----
TOTAL:                 5,358     $866,760,330.20    100.00%     6.683%      $161,769.38      81.70%     99.90%      98.68%
                       =====     ===============    ======      =====       ===========      =====      =====       =====

W.A.: 6.683%
Lowest: 4.550%
Highest: 10.750%


--------------------------------------------------------------------------------
This Hypothetical Stuctural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute orprovide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BA makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of l933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------